Date of Application:

Service Order Form

MCI ASIA PACIFIC LIMITED ("MCI")

26th Floor, Devon House, Taikoo Place 979 King's Road, Island East,

Hong Kong

Tel: +852-2110-8800 Fax:+852-2521-6933

Customer Name: ("Customer")

Address:

Digital Network Alliance (HK) Ltd.

15/F, East Wing, Sincere Insurance Building, 6 Hennessy Road, Wanchai, Hong Kong

_1-_Au_g_-0_5

26-Jul-05

Request Date of Activation:

2. Service Subscription

Jisconnect as at (date)

I Record Change

Type of Application':

Service Term':

HK0200165

Service Order No:

Other,

Customer NC no:

1 year

6 months

Ilew

Auto-Dialler Required:

DYes

D No

, Please tick your choice

MCI Hong Kong

HK IBV (Wholesale) SOF - 200204

MCI Voice

This Service Order sets forth the terms and conditions for the provision of the voice service as selected and more fully described in the attachments hereto ('Service"). This Service Order shall be read in conjunction with the terms of the Asia Pacific Master Terms and Conditions ("Master Terms") which the Customer acknowledges having read and agreed to prior to executing this Service Order. The Master Terms are available at  or otherwise can be provided on request. To the extent of any conflict between the terms of this Service Order and the Master Terms, the terms of this Service Order shall prevail. Capitalised terms used in this Service Order and not otherwise defined shall have the same meaning as in the Master Terms.

Additional Terms and Conditions of Service

Term. At the end of the Service Term indicated below, this Service Order will automatically extend in accordance with the Master Terms. Service Orders. In addition to any right to reject Service Orders as provided in the Agreement, a Service Order may be rejected by MCI in the case (i) of the inability or impracticality of providing such Service in a particular geographic area in which MCI does not have sufficient presence, capacity, corporate infrastructure or Network technical infrastructure to effectively support the requested Service or (ii) MCI has provided notice that a particular Service is no longer commercially offered by MCI.

Payment. If purchase order ("PO") is required by Customer, return PO with this form. No additional or different terms and conditions appearing on the face or reverse of any Customer PO shall be binding on MCI.

Governing Law. For the purposes of clause 12.10 of the Master Terms, the laws governing this contract are those applicable in the Hong Kong Special Administrative Region of the People's Republic of China ("Hong Kong") and the Parties irrevocably agree to the exclusive jurisdiction of the courts of Hong Kong.

Call Clearing. For the purposes of clarity, the parties agree that in respect of any calls made utilising the Service, the originator of the call has sole responsibility for clearing that call.

Traffic Termination in Hong Kong. The Customer shall ensure all traffic sent to MCI for termination in Hong Kong (a) must originate from outside of Hong Kong; and (b) if the Customer connects to MCI using ISUP protocol, the Customer must comply with OFTA's specifications set out in T A 2202. In addition to any other remedies MCI may have, if the Customer fails to comply with either of these two requirements, MCI may suspend or terminate the Service forthwith without notice.

1. Service Options

II/holesale International Business Voice (Attachment A)

6. Further Information Please contact

Company Name:	Digital Network Alliance (HK) Ltd.	Business Reg No:
Business Type:	ETS	Email:
Contact Person	Mr. Edward Chan	Position:	Director
(Mr/Miss/Mdm/Dr/
Mrs):
Phone Number:	3104-9012	Fax Number:	3104-9011
Correspondence	15/F, East Wing, Sincere Insurance Building, 6 Hennessy Road, Wanchai, Hong Kong
Address (include
Postcode):

D Telegraph Transfer

3. Customer Details

Account Type" :

Currency" :

Bill Format" :

Billing Cycle" :

Language:

Wholesale

Hong Kong Dollar (HKD) Electronic Format Monthly

English

Retail

GAM

US Dollar (USD) Paper (Mandatory) Bi-weekly

Billing Rate Plan / Customized (Pis attach to SOF)

Service Monthly Recurrent Charge Installation Charge

Estimated Monthly IDD Usage (HKD)

US$ 3,000

Others:

_

5. Payment Method" o Cheque

" Please tick your choice

MCI Hong Kong HK IBV (Wholesale) SOF - 200204

Account Manager:	Ms. Alice Au	Tel/Mobile Number:	2233-6182
Network Consultant:	Mr. Edward Chan	Tel/Mobile Number:	2233-6156

In executing this Service Order Form below, the Customer acknowledges that it has reviewed and agreed to the terms set out in the Master Terms. MCI and the Customer agree that this Service Order (including the relevant attachments) is subject to and governed by the Master Terms in effect as at the date of Customer's signature below.

AGREED AND ACCEPTED BY CUSTOMER

Signature:

rinted Name:

Edward Chan

Title:

Director

Date:

26/7/2005

ONLY MCI LEGAL OR PRODUCT MARKETING MAY ALTER THIS SERVICE ORDER FORM Internal Use Onlv

, u, '''''''''' vU"lU'''''''', pl"d"" dlld"" =PY or tlUSlneSs r<:egIS!ra!IOn, recent IUU bill and recent telephone bill.

	-	-----~- V'-----.---~ r"-J ••• _ •• ~ •.••• - •• ---,
Billing Address
(if different to
correspondence
address, include
postcode):

rM Appro,,'

I

I

IBV SERVICE DETAILS	I
a) Access Type:	Direct Access	[K]	Indirect Access	D(Please attach Schedule 1 -IBV Indirect Reg for details)
b) Additional Features:	Account Code	D	(Please attach Schedule 2 -IBV Account Code List for details)
c) Customer Termination Equipment:	PBX	D	Dealerboard	0	Key System D	Other	D
Type	Maintained by
Associated Equipment:
Customer Provided IKJ	MCI Provided	D	Type
d) Local loop
Customer Provided [K]	MCI Provided	D	Notes:
e) Signalling Interface
Digital:	T1 CAS (CR11)	0	T1 ISDN PRI (CR13)	D	T1 ANSI PRI	0
T1 HK ISUP (CR14)	D	E1 ETSIISUP	D	E1 ETSI PRI	[U
Other	D
f)	Number of Lines:	IIC	1	OIG	BNV	Total	1
Billing Number	CLI	31049011	Circuit 10
CLI	Circuit 10
Access Code	Number Range	(If 001 is not used)
g) Trunk Selection:	AscendingD	Descending	D	Cyclic	0	Sequential	D	Most idle D	Least idle	0
h) In the event of Dual Seizure, who has priority:	MCI to CustomerD	Customer to MCI D
IBV TERMINATING EQUIPMENT DETAILS
a) Are more line card interfaces required on PBX I switch?	Yes D	NoD IIYes,howmany?	Who supplies?
Company	Contact Name	Tel
Address	Lead-time
b) Who installs the card?
Company	Contact Name	Tel
Address	Lead-time
c) Who will reprogram the switch?
Company	Contact Name	Tel
Address	Lead-time
d) Is current software I hardware sufficient to add additional connection(s)?	YesD	NoD
Company	Contact Name	Tel
Address
e) Who will cable from MCI to Customer's equipment?	MCI	D	Customer D	(Name:	)
If MCI, what length of cable is required?	What type of connectors required?
f)	What will be your source of synchronisation?	(Digital)	MCID	Other
g) Are cables required on your switch to connect synchronization source?	Yes	D	NoD	If Yes, who supplies?
Company	Contact Name	Tel
Address	Lead-time
h) Diagram	(if applicable)
Customer Site Details
Origination Location (A-end) Building Code
Company Name	China Digital Salnet
Address	RM 2002 20/F Sino Favor Centre Chai Wan
Technical Contact Name	Mr. Edward Chan;	Tel	9033-4556	Fax
24 Hr Faull Liaison #
Is a 3rd party access circuit required?	Yes	D	No	0
If existing, Circuit Designation & #

Attachment A - IBV I

Page 1 of 2 HK IBV (Wholesale) SOF 200204 - Attachment A

Attachment A - IBV
Additional Terms and Conditions! Additional Information for IBV
1. The Customer placed with MCI a security deposit of HK$39,000 (the "Existing Security Deposit") as security for the provision of certain telecommunication services pursuant to other service orders. As a condition for the provision of the Service, Customer will place an additional security deposit of HK$39,OOO(together with the Existing Security Deposit, the "Security Deposit"), which shall not be interest bearing.
2. If the accrued Charges for the Service (irrespective of whether it has been invoiced) together with the charges for any other services provided by MCI to Customer pursuant to any other service orders (the "Aggregate Charges"), at any time exceeds HK$78,000 (the "Credit Limit"), MCI may at such time(s) require Customer to increase the
Security Deposit within three (3) days of such demand to allow the Credit Limit to be increased to cover the increased Aggregate Charges. MCI shall have the right to set-off such Security Deposit with any amount owing to MCI for any service provided by MCI (whether under this Service Order or any other service orders).
If Customer fails to provide the Security Deposit within the stipulated period, this shall constitute a breach of the Agreement and MCI shall have the right to immediately terminate or suspend all or part of the services provided by MCI (whether under this Service Order or any other service orders) and/or the
Agreement without further notice to the Customer.
3. MCI shall invoice the Customer twice in a calendar month for the Services.		The invoices shall have
the fOllowing issuance and payment due dates:
Issuance Date	Payment Due Date
1st of the calendar month	16th of the same calendar month.
16th of the calendar month	1 st ofthe next calendar month
All such invoices shall be paid within the payment due date as stated above.
4. CLI number: 31049011

Page 2 of 2 HK IBV (Wholesale) SOF 200204 - Attachment A